UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 17, 2017

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CONSOLIDATED GEMS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	000-53735	26-0267587
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

Level 1A, 42 Moray Street, Southbank, Victoria, Australia 3006
(Address of principal executive offices) (Zip Code)

61-3-8532-2838
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On July 24, 2017, the Company entered into a Term Sheet with Lior Barash, Erez Glazer, Lior Wayn, and Lior Dolfin, (collectively, the ‘’Entrepreneurs”)  for the acquisition of all of the issued shares of the Cyber Security technology business “Attofensive”, a company incorporated under the laws of Israel.

On November 17, 2017, the Company and the Sellers amended the transaction by signing a Memorandum of Understanding whereby:

1	The Company and the Entrepreneurs have agreed to jointly develop the AttoFensive Technology commencing 1 December 2017.
2	The Entrepreneurs shall supply CGI with their personal services in the following roles:
•	Barash – Chief Technology Officer
•	Dolphin – Chief Product Officer
•	Glazer – Chief Operating Officer
•	Wayn – Chief Executive Officer

3            Upon completition of various levels of private placements for the AttoFensive Technology:

i.	Representatives of the Entrepreneurs will be appointed to the Board of directors of CGI.
ii.	The Company shall grant to the Entrepreneurs (or their designees) options to acquire shares of Common Stock in CGI at an exercise price of US$0.001 per share of Common Stock.

4            Upon reaching various levels of gross revenue, the Entrepreneurs, the Company shall grant to the Entrepreneurs (or their designees) further options to acquire shares of Common Stock in CGI at an exercise price of  US$0.001 per share of Common Stock.

5            Under the Term Sheet, the Entrepreneurs shall transfer the AttoFensive Technology to the Company (or its nominee) within 14 days.

Item 9.01:                   Financial Statement and Exhibits

99.1:            Memorandum of Understanding dated November 17, 2017

Cautionary “Safe Harbour” Statement under the United States Private Securities Litigation Reform Act of 1995.

Certain information contained in this Form 8-K are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“the Act”).  In order to obtain the benefits of the “safe harbor” provisions of the Act for any such forward-looking statements, we wish to caution investors and prospective investors about significant factors which, among others, are in the future likely to affect our actual results and cause them to differ materially from those expressed in any such forward-looking statements. This Form 8-K contains forward-looking statements relating to the results of the Company’s planned mineral exploration activities.  Actual results may differ as a result of factors over which we have no control, including, without limitation, the risks of mineral exploration and development stage projects, political risks of development in foreign countries, risks associated with environmental and other regulatory matters, mining risks and competitors, the volatility of gold and copper prices and movements in foreign exchange rates.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED GEMS, INC

By: /s/ Peter Lee
Name: Peter Lee
Title: CFO & Secretary
Date: December 7, 2017

INDEX TO EXHIBITS

99.1:            Memorandum of Understanding dated November 17, 2017